UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 24, 2012

MetLife, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As announced in November 2011, MetLife, Inc. (“MetLife”) reorganized its business from a U.S. Business and International structure into three broad geographic regions to better reflect its global reach. As a result, in the first quarter of 2012, MetLife reorganized into six segments, reflecting these broad geographic regions: Retail; Group, Voluntary & Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and Europe, the Middle East and Africa (“EMEA”). As anticipated, in the third quarter of 2012, MetLife, Inc. (“MetLife”) continued to realign certain products and businesses among its existing segments to better conform to the way it manages and assesses its business (the “Realignment”). The changes made in the Realignment are as follows:

•

The Group, Voluntary & Worksite Benefits segment is now organized into two businesses: a) Group and b) Voluntary & Worksite. The Group, Voluntary & Worksite Benefits segment had previously included the Group, Non-Medical Health and Property & Casualty businesses.

•	The products that were previously reported in the former Non-Medical Health business are now divided between the Group and Voluntary & Worksite businesses as follows:

Group

•	dental insurance;

•	group short- and long-term disability insurance; and

•	accidental death & dismemberment insurance coverages.

Voluntary & Worksite

•	long-term care;

•	pre-paid legal plans; and

•	critical illness insurance.

•	Also, individual disability income, previously reported in the former Non-Medical Health business, is now reported in Life & Other business (formerly the Life business) in the Retail segment;

•

The products that were previously reported in the former Property & Casualty business are now reported in the Life & Other business in the Retail segment or the Voluntary & Worksite business in the Group, Voluntary & Worksite segment, based on such products’ distribution channels; and

•	The businesses in South Asia and India are now reported in the Asia segment. They were previously reported in the EMEA segment.

Also in the third quarter of 2012, MetLife began exploring the sale of MetLife Bank, National Association’s forward mortgage servicing assets and operations and, therefore, began reporting this business as divested.

To aid investors’ understanding of the impact of the items described above, MetLife has revised the information presented in its Quarterly Financial Supplement for the quarters ended September 30, 2011, December 31, 2011, March 31, 2012 and June 30, 2012 and for the year ended December 31, 2011 and attached such revised historical financial results (the “Historical Results Financial Supplement”) to this Form 8-K as Exhibit 99.1.

The Historical Results Financial Supplement attached hereto as Exhibit 99.1 is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information described under “Item 2.02 Results of Operations and Financial Condition” is hereby incorporated by reference into this Item 7.01. The Historical Results Financial Supplement attached as Exhibit 99.1 to this Form 8-K is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Historical Results Financial Supplement for the quarters ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name: Christine M. DeBiase
Title: Vice President and Secretary

Date: October 24, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Historical Results Financial Supplement for the quarters ended September 30, 2011, December 31, 2011 March 31, 2012, June 30, 2012, and for the year ended December 31, 2011.